UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2023

NioCorp Developments Ltd.

(Exact name of registrant as specified in its charter)

British Columbia, Canada (State or other jurisdiction of incorporation)	000-55710 (Commission File Number)	98-1262185 (IRS Employer Identification No.)

7000 South Yosemite Street, Suite 115
Centennial, Colorado 80112
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (720) 639-4647

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not Applicable	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Financial and Other Information Related to the GXII Transaction

As previously disclosed, on September 25, 2022, NioCorp Developments Ltd. (“NioCorp”), GX Acquisition Corp. II (“GXII”), and Big Red Merger Sub Ltd, a direct, wholly owned subsidiary of NioCorp, entered into a business combination agreement (the “Business Combination Agreement”). As a result of the transactions contemplated by the Business Combination Agreement (collectively, the “Transaction”), GXII will become a subsidiary of NioCorp. NioCorp is filing this Current Report on Form 8-K to provide certain financial information with respect to GXII and the proposed Transaction.

Included in this Current Report on Form 8-K are:

(a) the audited consolidated balance sheets of GXII as of December 31, 2022 and 2021, the related statements of operations, changes in stockholders’ deficit, and cash flows for the years ended December 31, 2022 and 2021, the related notes, and the related report of Marcum LLP, GXII’s independent registered public accounting firm, which are included as Exhibit 99.1;

(b) the unaudited pro forma condensed combined financial statements of NioCorp giving effect to the Transaction (the “pro forma financial information”), which includes the unaudited pro forma condensed combined balance sheet as of December 31, 2022, the unaudited pro forma condensed combined statements of operations for the six months ended December 31, 2022 and for the year ended June 30, 2022, and the notes related thereto, which are included as Exhibit 99.2.

Also included in this Current Report on Form 8-K is the consent of Marcum LLP consenting to the incorporation by reference in certain of NioCorp’s Registration Statements of its report forming part of Exhibit 99.1, which is included as Exhibit 23.1.

The pro forma financial information included in this Current Report on Form 8-K has been presented for informational purposes only. It does not purport to represent the actual results of operations that NioCorp and GXII would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after the Transaction is consummated.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed Transaction, NioCorp has filed a registration statement on Form S-4 (the “registration statement”) with the Securities and Exchange Commission (the “SEC”), which includes a document that serves as a prospectus and proxy circular of NioCorp and a proxy statement of GXII, referred to as a “joint proxy statement/prospectus.” The definitive joint proxy statement/prospectus has been filed with the SEC as part of the registration statement and, in the case of NioCorp, with the applicable Canadian securities regulatory authorities, and will be sent to all NioCorp shareholders and GXII stockholders as of the applicable record date. Each of NioCorp and GXII may also file other relevant documents regarding the proposed Transaction with the SEC and, in the case of NioCorp, with the applicable Canadian securities regulatory authorities. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF NIOCORP AND GXII ARE URGED TO READ THE REGISTRATION STATEMENT, THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC AND, IN THE CASE OF NIOCORP, WITH THE APPLICABLE CANADIAN SECURITIES REGULATORY AUTHORITIES IN CONNECTION WITH THE PROPOSED TRANSACTION, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the registration statement and the definitive joint proxy statement/prospectus and all other relevant documents that are filed or that will be filed with the SEC by NioCorp or GXII through the website maintained by the SEC at www.sec.gov. Investors and security holders will be able to obtain free copies of the definitive joint proxy statement/prospectus and all other relevant documents that are filed or that will be filed with the applicable Canadian securities regulatory authorities by NioCorp through the website maintained by the Canadian Securities Administrators at www.sedar.com. The documents filed by NioCorp and GXII with the SEC and, in the case of NioCorp, with the applicable Canadian securities regulatory authorities also may be obtained by contacting NioCorp at 7000 South Yosemite, Suite 115, Centennial CO 80112, or by calling (720) 639-4650; or GXII at 1325 Avenue of the Americas, 28th Floor, New York, NY 10019, or by calling (212) 616-3700.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 and forward-looking information within the meaning of applicable Canadian securities laws. Forward-looking statements may include, but are not limited to, statements about the parties’ ability to close the proposed Transaction, including NioCorp and GXII being able to receive all required regulatory, third-party and shareholder approvals for the proposed Transaction; the anticipated benefits of the proposed Transaction, including the potential amount of cash that may be available to the combined company upon consummation of the proposed Transaction and the use of the net proceeds following the redemptions by GXII public shareholders; NioCorp’s expectation that its common shares will be accepted for listing on the Nasdaq Stock Market following the closing of the proposed Transaction; the consummation of the convertible debenture transaction and the stand-by equity purchase facility contemplated by the definitive agreements with YA II PN, Ltd., an investment fund managed by Yorkville Advisors Global, LP (together with YA II PN, Ltd., “Yorkville”); the financial and business performance of NioCorp; NioCorp’s anticipated results and developments in the operations of NioCorp in future periods; NioCorp’s planned exploration activities; the adequacy of NioCorp’s financial resources; NioCorp’s ability to secure sufficient project financing to complete construction and commence operation of the Elk Creek Niobium/Scandium/Titanium property (the “Elk Creek Project”); NioCorp’s expectation and ability to produce niobium, scandium and titanium at the Elk Creek Project; the outcome of current recovery process improvement testing, and NioCorp’s expectation that such process improvements could lead to greater efficiencies and cost savings in the Elk Creek Project; the Elk Creek Project’s ability to produce multiple critical metals; the Elk Creek Project’s projected ore production and mining operations over its expected mine life; the completion of the demonstration plant and technical and economic analyses on the potential addition of magnetic rare earth oxides to NioCorp’s planned product suite; the exercise of options to purchase additional land parcels; the execution of contracts with engineering, procurement and construction companies; NioCorp’s ongoing evaluation of the impact of inflation, supply chain issues and geopolitical unrest on the Elk Creek Project’s economic model; the impact of health epidemics, including the COVID-19 pandemic, on NioCorp’s business and the actions NioCorp may take in response thereto; and the creation of full time and contract construction jobs over the construction period of the Elk Creek Project. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on the current expectations of the management of NioCorp and GXII, as applicable, and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. Forward-looking statements reflect material expectations and assumptions, including, without limitation, expectations and assumptions relating to: the future price of metals; the stability of the financial and capital markets; NioCorp and GXII being able to receive all required regulatory, third-party and shareholder approvals for the proposed Transaction; the amount of redemptions by GXII public shareholders; the consummation of the convertible debenture transaction and the stand-by equity purchase facility contemplated by the definitive agreements with Yorkville; and other current estimates and assumptions regarding the proposed Transaction and its benefits. Such expectations and assumptions are inherently subject to uncertainties and contingencies regarding future events and, as such, are subject to change. Forward-looking statements involve a number of risks, uncertainties or other factors that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those discussed and identified in public filings made by NioCorp and GXII with the SEC and, in the case of NioCorp, with the applicable Canadian securities regulatory authorities and the following: the amount of any redemptions by existing holders of GXII Class A Shares being greater than expected, which may reduce the cash in trust available to NioCorp upon the consummation of the Transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement and/or payment of the termination fees; the outcome of any legal proceedings that may be instituted against NioCorp or GXII following announcement of the Business Combination Agreement and the Transaction; the inability to complete the proposed Transaction due to, among other things, the failure to obtain NioCorp shareholder approval or GXII shareholder approval or the consummation of the convertible debenture transaction and the stand-by equity purchase facility contemplated by the definitive agreements with Yorkville; the inability to complete the convertible debenture transaction and the stand-by equity purchase facility contemplated by the definitive agreements with Yorkville due to, among other things, the failure to obtain shareholder approval or regulatory approval; the risk that the announcement and consummation of the proposed Transaction disrupts NioCorp’s current plans; the ability to recognize the anticipated benefits of the proposed Transaction; unexpected costs related to the proposed Transaction; the risks that the consummation of the proposed Transaction is substantially delayed or does not occur, including prior to the date on which GXII is required to liquidate under the terms of its charter documents; NioCorp’s ability to operate as a going concern; NioCorp’s requirement of significant additional capital; NioCorp’s limited operating history; NioCorp’s history of losses; cost increases for NioCorp’s exploration and, if warranted, development projects; a disruption in, or failure of, NioCorp’s information technology systems, including those related to cybersecurity; equipment and supply shortages; current and future offtake agreements, joint ventures, and partnerships; NioCorp’s ability to attract qualified management; the effects of the COVID-19 pandemic or other global health crises on NioCorp’s business plans, financial condition and liquidity; estimates of mineral resources and reserves; mineral exploration and production activities; feasibility study results; changes in demand for and price of commodities (such as fuel and electricity) and currencies; changes or disruptions in the securities markets; legislative, political or economic developments; the need to obtain permits and comply with laws and regulations and other regulatory requirements; the possibility that actual results of work may differ from projections/expectations or may not realize the perceived potential of NioCorp’s projects; risks of accidents, equipment breakdowns, and labor disputes or other unanticipated difficulties or interruptions; the possibility of cost overruns or unanticipated expenses in development programs; operating or technical difficulties in connection with exploration, mining, or development activities; the speculative nature of mineral exploration and development, including the risks of diminishing quantities of grades of reserves and resources; claims on the title to NioCorp’s properties; potential future litigation; and NioCorp’s lack of insurance covering all of NioCorp’s operations.

Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of NioCorp and GXII prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

All subsequent written and oral forward-looking statements concerning the proposed Transaction or other matters addressed in this Current Report on Form 8-K and attributable to NioCorp, GXII or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this Current Report on Form 8-K. Except to the extent required by applicable law or regulation, NioCorp and GXII undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K to reflect the occurrence of unanticipated events.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
23.1	Consent of Marcum LLP, independent registered public accounting firm of GXII.
99.1	The audited consolidated balance sheets of GXII as of December 31, 2022 and 2021, the related statements of operations, changes in stockholders’ deficit, and cash flows for the years ended December 31, 2022 and 2021, the related notes, and the related report of Marcum LLP, GXII’s independent registered public accounting firm.
99.2	The unaudited pro forma condensed combined financial statements of NioCorp, giving effect to the Transaction.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIOCORP DEVELOPMENTS LTD.

DATE: February 28, 2023	By:	/s/ Neal S. Shah
Neal S. Shah Chief Financial Officer